UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2008
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)
(214) 969-6476
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) previously announced that Ralph W. Babb, Jr., Chairman and Chief Executive Officer of Comerica, will make a presentation at the Citigroup 2008 Financial Services Conference, on Wednesday, January 30, 2008, at The Waldorf Astoria Hotel in New York City. Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, and Dale E. Greene, Executive Vice President and Chief Credit Officer, will also participate. Comerica’s presentation will begin at 8:45 a.m. EST. To access the live audio webcast, visit the “Investor Relations” area of Comerica’s website at www.comerica.com. Replays will be available at the same location following the conference. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
99.1	Citigroup Financial Services Conference Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom
Title:	Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Secretary
Date: January 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Citigroup Financial Services Conference Presentation Slides